Exhibit 10.1

COUPA SOFTWARE INCORPORATED
AMENDMENT TO THE
SEVERANCE AND CHANGE IN CONTROL AGREEMENT

This Amendment No. 1 to the Severance and Change in Control Agreement (the “Amendment”) is made and entered into by and between the individual identified in the Executive signature block below (“Executive”) and Coupa Software Incorporated, a Delaware corporation (the “Company”), effective as of October [ ], 2022.

The Company and Executive are parties to a Severance and Change in Control Agreement, dated [ ]1 (the “Agreement”), and wish to amend the Agreement to extend its term.

The Company and Executive agree as follows:

1.Amendment of Agreement. The words “October 12, 2022” in Section 1 of the Agreement are hereby replaced with the words “October 12, 2025”.

2.Miscellaneous Provisions.

(a)Effect on Agreement. Except as amended herein, all of the terms of the Agreement shall remain in full force and effect.

(b)Choice of Law. The validity, interpretation, construction and performance of this Amendment shall be governed by the internal substantive laws, but not the conflicts of law rules, of the State of California.

(c)Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

3.At-Will Employment. Nothing contained in this Amendment shall (a) confer upon Executive any right to continue in the employ of the Company, (b) constitute any contract or agreement of employment, or (c) interfere in any way with the at-will nature of Executive’s employment with the Company.

[Signatures Follow]

IN WITNESS WHEREOF, each of the parties has executed this Amendment, in the case of the Company by its duly authorized officer, as of the day and year indicated above.

COMPANY
By:
Name:
Title:

EXECUTIVE
By:
Name:
Title:

1 Insert the date of each Executive’s Agreement.